Strategic Overview At the beginning of this year, we highlighted the following four key areas of focus under our strategic plan that we believe are necessary to position the company to meet our objectives of maximizing stockholder value, reinstating the distribution and providing stockholder liquidity: • first, to increase occupancy in an effort to drive internal growth in future years; • second, to further sharpen our geographic focus through the sale of certain non-strategic properties; • third, to mitigate the interest rate and refinancing risk from the $1.2 billion of maturing debt in 2015 and 2016; and • lastly, to strategically redeploy limited capital in an accretive manner to provide for future external growth and bolster institutional interest in the company. Increase occupancy We’ve made significant progress with our leasing efforts, steadily increasing occupancy from 85% at the end of the first quarter to 86% at the end of the second quarter and now 87% at the end of the third quarter. Leasing velocity has improved across most of our target markets, and we anticipate further occupancy improvement by year end leading to a future increase in property cash flow. Sharpen geographic focus We continue to sharpen our geographic focus, disposing of properties with lower growth prospects. Investment appetite has migrated from gateway markets into secondary markets leading to lower capitalization rates and higher values for certain of our properties. We are taking advantage of this investment appetite, selling certain properties located outside our target markets. During the third quarter, we sold City Hall Plaza located in Manchester, New Hampshire, and subsequent to quarter end, we sold 222 S. Riverside, one of our two remaining properties located in Chicago. We are under contract for the sale of our Fifth Third buildings, representing our only properties located in Cleveland and Columbus, Ohio, as well as One & Two Chestnut Place in Worcester, Massachusetts, and 1650 Arch and United Plaza, both located in downtown Philadelphia. Mitigate interest rate and refinancing risk We continue to strengthen the balance sheet, creating a more flexible capital structure, balancing debt maturities, lowering leverage and reducing our borrowing costs. Subsequent to quarter end, we completed a new $475 million credit facility. In connection with the credit facility, we entered into forward interest rate swap agreements for $250 million of borrowings to be drawn on our new credit facility over the next six months, resulting in an interest rate on these borrowings that will range between 3.0% and 3.9% for an approximate 5-year term, with the proceeds to be used to repay debt with a weighted-average interest rate of 5.2%, representing an approximate $3.6 million increase in our annual net cash flow. TIERREIT.COM Third Quarter Report Quarter ended September 30, 2014 BriarLake Plaza, Houston, TX Portfolio Summary As of September 30, 2014 37 operating properties 14.2 million square feet (at ownership share) 87% occupancy 18 MARKETS Bank of America Plaza, Charlotte, NC

TIERREIT.COM Strategically redeploy capital While staying disciplined as we continue to transform the company from a collection of assets to a premier office REIT with a defined growth strategy, we are working to identify opportunities to recycle capital through acquisition, development or redevelopment in target markets that we believe are well positioned to benefit from long-term population and office-using employment growth. Subsequent to quarter end, we took advantage of one such opportunity, acquiring 5950 Sherry Lane in Dallas, Texas, pursuant to a swap transaction involving our 222 S. Riverside property in Chicago. In addition to allowing us the opportunity to redeploy, in an off-market transaction, a limited amount capital, into a targeted high-growth submarket of Dallas, the net result of the swap allowed us to (1) sharpen our geographic focus by further reducing our presence in Chicago; (2) lower our leverage; and (3) eliminate $194 million of debt with a current interest rate of 6.2% scheduled to mature in 2016. Although we cannot provide a guarantee, management is focused on taking steps to reinstate the distribution and provide stockholder liquidity by the end of 2015. We are pleased with our year-to-date progress and look forward to further positioning the company to meet these objectives as we close out 2014 and move into 2015. 2014 Estimated Value Per Share Increases Approximately 7% Consistent with prior years, the Audit Committee engaged Altus Group, an independent, third party real estate research, valuation and advisory firm, to appraise our real estate assets and estimate the fair value of our debt and other assets and liabilities. The Audit Committee and Board of Directors reviewed the Altus work and established an estimated value per share of $4.48. The estimated value per share reflects an increase of $0.28 per share, or approximately 7%, compared to last year’s estimated value per share of $4.20. The change in value was the result of a $0.52 increase in real estate value primarily offset by an increase in net other liabilities and the use of cash primarily to fund property improvements and pay down debt. Fourth Quarter Update Call We hope you will join us for the fourth quarter conference call on Thursday, March 26, 2015, at 1:00 p.m., Central Time. We’ll send further details about this call in your next quarterly statement. MARCH 26 Please visit our website at www.tierreit.com/ir to sign up for press releases, conference call information and other timely communications.

TIERREIT.COM Financial Highlights 3 mos. ended 3 mos. ended (in thousands, except per share data) Sept 30, 2014 June 30, 2014 MFFO attributable to common shareholders $ 16,785 $ 16,214 MFFO per common share - basic and diluted $ 0.06 $ 0.05 As of As of (in thousands) Sept 30, 2014 Dec. 31, 2013 Total assets $ 2,340,502 $ 2,436,225 Total liabilities $ 1,599,724 $ 1,632,966 Reconciliation of Net Loss to Funds From Operations (FFO) and Modified Funds from Operations (MFFO) attributable to common stockholders 3 mos. ended 3 mos. ended (in thousands, except per share data) Sept 30, 2014 June 30, 2014 Net loss $ (16,380) $ (17,300) Net loss attributable to noncontrolling interests 25 21 Adjustments: (1) Real estate depreciation and amortization from consolidated properties 36,245 35,120 Real estate depreciation and amortization from unconsolidated properties 1,275 1,278 Gain on sale of depreciable real estate assets (4,026) – Noncontrolling interest (OP units and vested restricted stock units) share of above adjustments (68) (53) FFO attributable to common stockholders $ 17,071 $ 19,066 Adjustments: (1)(2) Acquisition expense 4 – Straight-line rent adjustment (411) (1,646) Amortization of above- and below-market rents, net (827) (1,210) Loss on early extinguishment of debt 946 – Noncontrolling interest (OP units and vested restricted stock units) share of above adjustments 2 4 MFFO attributable to common stockholders $ 16,785 $ 16,214 Weighted average common shares outstanding - basic 299,264 299,264 Weighted average common shares outstanding - diluted (3) 299,975 299,624 Net loss per common share - basic and diluted (3) $ (0.05) $ (0.06) FFO per common share - basic and diluted $ 0.06 $ 0.06 MFFO per common share - basic and diluted $ 0.06 $ 0.05 (1) Reflects the adjustments of continuing operations, as well as discontinued operations. (2) Includes adjustments for unconsolidated properties. (3) There are no dilutive securities for purposes of calculating the net loss per common share.

TIERREIT.COM Investor Information A copy of the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission, is available without charge at sec.gov, at our website at tierreit.com or by written request to the Company at the address below. For additional information about TIER REIT please contact us at: Corporate Office-Dallas 17300 Dallas Parkway Suite 1010 Dallas, TX 75248 p: 972.931.4300 e: ir@tierreit.com Forward-Looking Statements This quarterly summary contains forward-looking statements relating to the business and financial outlook of TIER REIT that are based on our current expectations, estimates, forecasts, and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this quarterly summary. Such factors include those described in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Stockholders with questions about their account, statements, address changes, ownership changes or other administrative matters, please call or email: p: 866.655.3650 e: shareholder-services@tierreit.com